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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 4, 1997





                          ROCHESTER MEDICAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                  0-18933                41-1613227
----------------------------      ------------         -------------------
(State or other jurisdiction       (Commission            (IRS employer
     of incorporation)            file number)         identification No.)


           One Rochester Medical Drive, Stewartville, Minnesota 55976
           ----------------------------------------------------------
                    (Address of principal executive offices)


    Registrant's telephone number, including area code:        (507) 533-9600
                                                               --------------

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Item 5.   OTHER EVENTS.

     On October 15, 1997, Ernst & Young LLP, Rochester Medical Corporation's independent auditors, issued their report on the Company's financial statements for the fiscal year ended September 30, 1997. A copy of these financial statements and such auditors' report is filed herewith as Exhibit 99.1, which exhibit is hereby incorporated by reference in this Report as though set forth in full herein.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          23.1 Consent of Ernst & Young LLP.

          27.1 Financial Data Schedule.

          99.1 Financial Statements and Auditors' Report for Fiscal Year Ended September 30, 1997.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 1997                 ROCHESTER MEDICAL CORPORATION

                                          By:   /s/ ANTHONY J. CONWAY
                                             ----------------------------------
                                               Anthony J. Conway
                                               President, Chief Executive
                                               Officer and Secretary